Exhibit 99.1
For Immediate Release: March 01, 2021

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Media Contacts:
Scott Street
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Griffin Capital Essential Asset REIT, Inc. and Cole Office & Industrial REIT (CCIT II), Inc. Complete Merger

El Segundo, Calif. (March 01, 2021) – Griffin Capital Essential Asset REIT, Inc. (“GCEAR” or the “Company”) announced the completion of its previously announced merger with Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”), whereby GCEAR acquired CCIT II in a stock-for-stock transaction.

The transaction combines two high-quality portfolios of corporate office and industrial properties with long-term, net leases to creditworthy tenants. The GCEAR portfolio now consists of 123 properties across 26 states and has a total asset value of $5.8 billion.1

“We are excited to welcome the CCIT II stockholders to GCEAR,” said Michael J. Escalante, Chief Executive Officer and President of GCEAR. “Joining our two highly-complementary portfolios materially enhances the scale and diversification of the combined enterprise while reducing overall operating costs. As a result, we believe we are well-positioned to capitalize on future value-enhancing opportunities for both groups of stockholders.”

Advisors
Goldman Sachs & Co. LLC acted as the lead financial advisor to GCEAR; BofA Securities, Inc. also served as a financial advisor to GCEAR. Hogan Lovells US LLP acted as the legal advisor to GCEAR.

Additional information is available at www.gcear.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect the Company's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: statements about the benefits of the merger involving GCEAR and CCIT II and statements that address operating performance, events or developments that GCEAR expects or anticipates will occur in the future, including but not limited to statements regarding anticipated synergies and general and administrative expense savings in the merger, future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance, creation of value for stockholders, benefits of the merger to customers, employees, stockholders and other constituents of the combined company, the integration of GCEAR and CCIT II, cost savings related to the merger and other non-historical statements; risks related to the disruption of management’s attention from ongoing business operations due to the merger; the availability of suitable investment or disposition opportunities; changes in interest rates; the availability and terms of financing; the impact of the COVID-19 pandemic on the operations and financial condition of GCEAR and the real estate industries in which it operates, including with respect to occupancy rates, rent deferrals and the financial condition of GCEAR’s tenants; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of GCEAR; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company's most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” of the Company's Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this press release. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

1Total asset value based on appraised values as of December 31, 2020.

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